UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2015

STR Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34529	27-1023344
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

10 Water Street
Enfield, Connecticut	06082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 272-4235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 23, 2015, STR Holdings, Inc. (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with NYSE Listed Company Manual Section 802.01C because the average closing price of the Company’s common stock has been less than $1.00 for 30 consecutive trading days. Accordingly, the Company is subject to the procedures specified in Section 802.01C, which provides, among other things, that the Company must bring its share price and average share price above $1.00 within six months following receipt of notification of noncompliance.

The Company has taken action to cure this deficiency, including pursuing the reverse stock split discussed in Item 8.01 below. The Company has notified the NYSE of its intention to take such actions in accordance with applicable NYSE rules.

As required under NYSE rules, the Company issued a press release (the “Press Release”) announcing, among other things, its receipt of the NYSE notice. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01                                           Other Events.

On January 26, 2015, the Company announced that the Company’s Board of Directors (the “Board”) approved a reverse stock split at a ratio of one share-for-every three shares of outstanding common stock. This action followed the Company’s November 14, 2014 special meeting of stockholders at which the stockholders, among other things, approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a specific ratio to be determined by the Board in its sole discretion within the range of one-for-two to one-for-five, inclusive. The Company anticipates that the reverse stock split will be effective on January 30, 2015 and will be reflected in the trading price of the Company’s common stock at the opening of trading on February 2, 2015.

The Press Release announcing, among other things, the reverse stock split is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)

Exhibit Number	Description
99.1	Press Release entitled “STR Holdings Receives Non-Compliance Notice from NYSE for $1.00 Stock Price Rule; Board Declares One-For-Three Reverse Stock Split” issued by the Company on January 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STR Holdings, Inc.

Date: January 26, 2015	By:	/s/ ALAN N. FORMAN
Alan N. Forman
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release entitled “STR Holdings Receives Non-Compliance Notice from NYSE for $1.00 Stock Price Rule; Board Declares One-For-Three Reverse Stock Split” issued by the Company on January 26, 2015.